UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement..

On March 21, 2016, Pioneer Power Solutions, Inc. (the “Company”) secured a second Limited Duration Waiver and Consent Letter (the “Second Waiver and Consent”) from Bank of Montreal (“BMO”) with respect to the Company’s U.S. and Canadian credit facilities with BMO, pursuant to which BMO agreed, among other things, (i) to extend its waiver of certain existing defaults set forth in the Limited Duration Waiver and Consent Letter, dated November 18, 2015 (the “First Waiver and Consent”) until April 30, 2016 and (ii) to permit Pioneer Electrogroup Canada, Inc., a Quebec corporation and subsidiary of the Company (“PECI”), to further increase its borrowing capacity under the Canadian credit facility up to $5,000,000 and advance those proceeds to the Company’s U.S. operations for working capital purposes, subject to the satisfaction of additional financial reporting requirements, margin criteria and other conditions.

Pursuant to the Second Waiver and Consent, the amounts advanced thereunder to PECI under the Canadian credit facility shall bear interest of the U.S. base rate plus 2.50% per annum. In addition, as provided in the First Waiver and Consent, from and after November 16, 2015 (i) the obligations under the U.S. credit facilities will bear interest at the default rate until BMO has advised in writing to the contrary, (ii) the Company will not be permitted to continue Eurodollar loans with interest periods of longer than one month, nor convert any U.S. prime rate loans into Eurodollar loans with interest periods of longer than one month, (iii) all outstanding advances under the Canadian facility will bear interest at the default rate, (iv) PECI will not be permitted to make any advances at LIBOR with an interest period in excess of one month and (v) any LIBOR advance or bankers acceptances under the Canadian credit facility will bear interest at the applicable rate set forth in PECI’s loan agreement plus 2.0% per annum.

The foregoing description of the Second Waiver and Consent is qualified in its entirety by reference to full text of the Second Waiver and Consent, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Limited Duration Waiver and Consent Letter, dated as of March 21, 2016, by and among Pioneer Power Solutions, Inc., Pioneer Electrogroup Canada Inc. and Bank of Montreal, Chicago Branch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: March 25, 2016	By:	/s/ Thomas Klink
	Name:	Thomas Klink
	Title:	Chief Financial Officer

- 3 -